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                                                   As filed pursuant to Rule 497
                                                under the Securities Act of 1933
                                                        Registration No. 2-86837
                                                                       811-03589


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
              (portion relating to the American Pathway Prospectus)
              -----------------------------------------------------
                  SUPPLEMENT TO THE AMERICAN PATHWAY PROSPECTUS
                                DATED MAY 1, 2002

      This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it.

      The purpose of this supplement is to notify you of a proposal to substitute class 3 shares of the Growth Fund, International Fund, Growth-Income Fund, Asset Allocation Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (the "Replacement Portfolios") of the American Funds Insurance Series ("AFIS") for, respectively, shares of the Growth Series, International Series, Growth-Income Series, Asset Allocation Series, High-Yield Bond Series, U.S. Government/AAA-Rated Securities Series and Cash Management Series (the "Replaced Portfolios") of the Anchor Pathway Fund (the "Substitutions"). AIG SunAmerica LIfe has recently filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitutions. Upon obtaining the order from the Commission approving the Substitutions, and subject to any prior approval by applicable insurance authorities, AIG SunAmerica Life and Variable Separate Account propose to effect the Substitutions as soon as is practicable. It is anticipated that the Substitutions will occur by the end of 2003.

      AIG SunAmerica Life has proposed the Substitutions in order to afford you access to funds with greater assets, improved investment flexibility, lower total annual expenses while providing substantially identical investment objectives, strategies and restrictions as well as comparable performance to the Replaced Portfolios.

      You will receive a Notice within five (5) days after the Substitutions stating that the Substitutions have taken place and detailing the transactions affecting you. For a period of at least thirty (30) days from the mailing of the Notice, you may transfer all assets, as substituted, to any other available variable account funded by another Replacement Portfolio without limit or charge and without that transfer being counted against any limit on free transfers under your Contract.

Dated: March 31, 2003

                Please keep this Supplement with your Prospectus.
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